                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  July 23, 1999


                               SAKS INCORPORATED
                               -----------------
               (Exact Name of Registrant as Specified in Charter)


        Tennessee                   1-13113                   62-0331040
      ---------------             -----------             ------------------
      (State or Other             (Commission               (IRS Employer
      Jurisdiction of             File Number)            Identification No.)
       Incorporation)

               750 Lakeshore Parkway, Birmingham, Alabama 35211
          -----------------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (205) 940-4000
                 ---------------------------------------------
             (Registrant's Telephone Number, including Area Code)
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Item 5.    Other Events.
------     ------------

     On July 23, 1999, Saks Incorporated, a Tennessee corporation (the "Company"), completed the issuance and sale of $350,000,000 of its 7% Notes due 2004 (the "Notes"). The Notes were registered with the Securities and Exchange Commission (the "Commission") pursuant to a Registration Statement on Form S-3 (File No. 333-71933) (the "Registration Statement") filed with the Commission on February 5, 1999 and declared effective by the Commission on February 11, 1999. The Company is filing this Current Report on Form 8-K in order to cause certain information contained herein and in the exhibits hereto to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

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Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------

       (c)    Exhibits.

              The following exhibits are filed herewith:

 Exhibit No. *                            Description
--------------   ---------------------------------------------------------------

     1.1 Underwriting Agreement, dated as of July 20, 1999, by and among the Company, certain of the Company's subsidiaries set forth on
                 Schedule II to the Underwriting Agreement, as guarantors of the Notes (collectively, the "Subsidiary Guarantors"), and Banc of America Securities LLC, Goldman, Sachs & Co., Chase Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., and Salomon Smith Barney Inc., as representatives of the several underwriters set forth in Schedule I to the Underwriting Agreement.

     4.1 Indenture, dated as of July 23, 1999, by and among the Company, the Subsidiary Guarantors and The First National Bank of Chicago, as trustee.

     4.2         Specimen Note (included in Exhibit 4.1).

     4.3         Specimen Note Guarantee (included in Exhibit 4.1).

     5.1 Opinion of Charles J. Hansen, Senior Vice President and Associate General Counsel of the Company, regarding the legality of the Notes.

    23.1 Consent of Charles J. Hansen, Senior Vice President and Associate General Counsel of the Company (included in Exhibit 5.1).

    99.1 Press Release, dated July 23, 1999, announcing the completion of the offering of the Notes.

    99.2         Other Expenses of Issuance and Distribution (as required by
                 Item 14 of Form S-3).

_________________
* The exhibit numbers set forth herein correspond to the exhibit list contained in the Registration Statement.

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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SAKS INCORPORATED


                                        /s/ Charles J. Hansen
                                        -----------------------
                                        Charles J. Hansen
                                        Senior Vice President and
                                         Associate General Counsel

Date:  July 26, 1999

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                               INDEX TO EXHIBITS
                               -----------------

 Exhibit No. *                          Description
---------------  ---------------------------------------------------------------

     1.1 Underwriting Agreement, dated as of July 20, 1999, by and among the Company, certain of the Company's subsidiaries set forth on
                 Schedule II to the Underwriting Agreement, as guarantors of the Notes (collectively, the "Subsidiary Guarantors"), and Banc of America Securities LLC, Goldman, Sachs & Co., Chase Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., and Salomon Smith Barney Inc., as representatives of the several underwriters set forth in Schedule I to the Underwriting Agreement.

     4.1 Indenture, dated as of July 23, 1999, by and among the Company, the Subsidiary Guarantors and The First National Bank of Chicago, as trustee.

     4.2         Specimen Note (included in Exhibit 4.1).

     4.3         Specimen Note Guarantee (included in Exhibit 4.1).

     5.1 Opinion of Charles J. Hansen, Senior Vice President and Associate General Counsel of the Company, regarding the legality of the Notes.

    23.1 Consent of Charles J. Hansen, Senior Vice President and Associate General Counsel of the Company (included in Exhibit 5.1).

    99.1 Press Release, dated July 26, 1999, announcing the completion of the offering of the Notes.

    99.2         Other Expenses of Issuance and Distribution (as required by
                 Item 14 of Form S-3).

__________________
* The exhibit numbers set forth herein correspond to the exhibit list contained in the Registration Statement.